WILMINGTON MULTI-MANAGER INTERNATIONAL FUND
of WT Mutual Fund

Supplement dated June 1, 2007 to the Prospectuses, as defined below.
The information in this Supplement contains new and additional information beyond that in the Institutional Shares and A Shares Prospectuses (the “Prospectuses”) of the Wilmington Multi-Manager International Fund (the “International Fund”) dated November 1, 2006 and should be read in conjunction with those Prospectuses.
     In the section under the heading “Summary” and sub-heading “Principal Investment Strategies,” “Dimensional Fund Advisors LP” should be added to the list of sub-advisers to the International Fund.
     The following paragraphs should be inserted at the end of the section under the heading “Principal Investment Strategies” and sub-heading “Strategies of Sub-Advisers to the International Fund”:
      Dimensional Fund Advisors LP (“Dimensional”)
Dimensional’s international value investment strategy uses country selection criteria, value considerations, quantitative and qualitative screening processes, and country and security weighting guidelines to construct an investment portfolio. The international equity team currently plans to use its international value investment strategy to invest in approximately 22 developed market countries.
     The following paragraphs should be inserted under the heading “Fund Management” and sub-heading “Portfolio Managers-Investment Adviser and Sub-Advisers”:
Dimensional Fund Advisors LP. Dimensional is a registered investment adviser with its principal executive office located at 1299 Ocean Avenue, Santa Monica, California 90401. As of March 31, 2007, Dimensional had global assets under management of approximately $136 billion. Dimensional manages its portion of the Fund’s portfolio using a team approach. The investment team includes the Investment Committee of Dimensional, portfolio managers and all trading personnel. The Investment Committee is composed primarily of certain officers and directors of Dimensional who are appointed annually. Investment strategies for portfolios managed by Dimensional are set by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and reviews all investment-related policies and procedures and approves any changes in regards to approved countries, security types and brokers.

In accordance with the team approach, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily decisions regarding fund management, including running buy and sell programs based on the parameters established by the Investment Committee. Karen Umland coordinates the efforts of the other portfolio managers with respect to international equity portfolios. For this reason, Dimensional has identified Ms. Umland as primarily responsible for coordinating day-to-day management of its portion of the Fund’s portfolio.
Ms. Umland is a Senior Portfolio Manager and Vice President of Dimensional and a member of its Investment Committee. She received her BA from Yale University in 1988 and her MBA from the University of California at Los Angeles in 1993. Ms. Umland joined Dimensional in 1993 and has been responsible for the international equity portfolios since 1998.
Dimensional also provides a trading department and selects brokers and dealers to effect securities transactions. Dimensional places securities transactions with a view to obtaining best price and execution. Dimensional has entered into a Consulting Services Agreement with Dimensional Fund Advisors Ltd. (“DFAL”) and DFA Australia Limited (“DFAA”), respectively. Pursuant to the terms of each Consulting Services Agreement, DFAL and DFAA provide certain trading and administrative services to Dimensional with respect to the Fund. Dimensional controls DFAL and DFAA.
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